UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NETCAPITAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

NETCAPITAL INC	CONTROL ID:
1 Lincoln Street, Boston, MA 02111

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2024

ANNUAL MEETING DATE: September 25, 2024

TIME: AT 10:30AM (EASTERN TIME)

LOCATION: To be held virtually by calling 877-407-3088 (toll free)

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT AND FORM 10 K) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.NETCAPITAL.vote. To submit your proxy while visiting this site, you will need the control ID in the box above.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE:

Step 1: Go to www.netcapital.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME september 24, 2024.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE September 11, 2024.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL	SEND THIS CARD TO	www.netcapital.vote	proxy@equitystock.com
212-575-5757	347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the VIRTUAL meeting and vote aT THE MEETING: PLEASE VISIT WWW.NETCAPITAL.VOTE FOR INFORMATION ON HOW TO PARTICIPATE IN THE COMPANY’S VIRTUAL MEETING. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Voting items

The board of directors of netcapital inc (the “company”) recommends that you vote “for” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “3 YEARS” ON PROPOSAL 4 and “FOR” PROPOSALS 5 through 8:

1.	To elect five (5) members of the Company’s board of directors (the “Board”) to serve for a one-year term to expire at the 2025 annual meeting of shareholders.
2.	To ratify the appointment of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.
3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”).
4.	To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say When on Pay Proposal”).
5.	To approve a proposal to amend and restate the Company’s existing bylaws to, among other things, (i) adequately address the needs of the Company; (ii) streamline the process by which the Company holds annual and special meetings of stockholders; and (iii) update the Bylaws so that they are in line with current industry standards for public companies (the “Bylaw Proposal”).
6.	To approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of “blank check” Preferred Stock (the “Charter Proposal”).
7.	To approve the issuance of common stock purchase warrants and placement agent warrants issued in connection with the Company’s May 2024 warrant inducement offering, including shares of common stock issuable upon exercise of such common stock purchase warrants and placement agent warrants, in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Shareholder Approval Proposal”).
8.	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”).

Note: To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON AUGUST 6, 2024, AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!

-3-